Exhibit 99.1

Sterling Bancorp, Inc. May 2019 NASDAQ: SBT Investor Presentation

Forward-Looking Statements This presentation and other communications by Sterling Bancorp, Inc. (“Sterling”) include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended regarding Sterling’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to: potential delays or other problems implementing our growth, expansion and other growth strategies including delays in identifying sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; availability and access to capital; possible downgrades in Sterling’s credit ratings or outlook which could increase the costs or availability of funding from capital markets; the ability to attract new or retain existing deposits or to retain or grow loans; the ability to generate future revenue growth or to control future growth in non-interest expense; interest rate fluctuations, including changes in the yield curve between short-term and long-term interest rates; competitive factors and pricing pressures, including their effect on our net interest margin; general economic, unemployment, credit market and real estate market conditions, and the effect of such conditions on the creditworthiness of borrowers, collateral values, the value of investment securities and asset recovery values; changes in legal, financial and/or regulatory requirements; recently enacted and potential legislation and regulatory actions and the costs and expenses to comply with new and/or existing legislation and regulatory actions; changes in U.S. government monetary and fiscal policy; the ability to keep pace with technological changes, including changes regarding maintaining cybersecurity; the impact of failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting Sterling or its customers; adoption of new accounting standards or changes in existing standards; and adverse results (including costs, fines, reputational harm and/or other negative effects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions or rulings as well as other factors identified in this presentation or as detailed from time to time in our public filings, including those factors included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2019 and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by such forward-looking statements. Sterling disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise. 2

3 Pristine Credit Quality Focused Suite of Residential & Commercial Products Profitable & Efficient Business Model Experienced Leadership Team In-Branch Relationship Deposits and Loans Desirable Branch Network in High-Growth Markets Investment Highlights

Key Markets 4 Desirable Branch Network in High-Growth Markets Los Angeles / Orange County (6 Branches) San Francisco Bay Area (20 Branches) Southfield, MI (1 Operational Branch) SF Bay Area Markets San Francisco (13) Burlingame (1) Daly City (1) San Mateo (1) San Rafael (1) Cupertino (1) Fremont (1) Oakland (1) LA / Orange County Markets Greater Seattle, WA (1 Branch) New York, NY (2 Branches) Alhambra (1) Arcadia (1) Irvine (1) Rowland Heights (1) Chino Hills (1) Koreatown (1)

# Progress Report on New Market Expansion

## Increasing Contributions from Newer Markets

| | Background | Performance |
|---|---|---|
| **Los Angeles/ Orange County** | • Launched operations in 2015<br>• Opened Koreatown branch in 1Q19 | • Accounts for nearly 50% of residential loan production<br>• Nearly 25% of total deposits in LA market<br>• Commercial pipeline of >$25M |
| **New York City** | • Launched operations in 2017<br>• Relocated to ground floor branch in Sept. 2018, improving visibility and traffic | • Accounts for over 20% of 2019 residential loan production<br>• Commercial pipeline of >$40M<br>• Additional Commercial Loan Officer starting in May 2019 |
| **Greater Seattle** | • Opened first branch in Aug. 2018 | • Gathered over $10 million in deposits in 1Q19<br>• ~$20 million of commercial loan production since branch opened<br>• Commercial pipeline of $4.4M |

5

Strategic Overview 6 Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of March 31, 2019 quarterly filings, mean metrics pictured. Source: SEC Filings, U.S. Census data as of June 30, 2017 Business Model Unique Credit Consistent Performance Relationship spread lender, not a mortgage bank Branches in excellent, growth markets. Sterling primary markets are growing 18% faster than the national average (US Census) Focus on customers who value service and relationships Focus on efficiency and credit quality with industry leading metrics Niche client culture mix that typically make large down payments and carry large deposit balances Niche TIC lending product in distinct markets Efficient branch footprint Strong, growing profitability. 1Q19 ROAA of 1.94% vs. peers of 1.08% ¹ Net credit charge-offs of 0bps to avg. loans Strong growth in quality markets. Sterling primary markets have avg. household incomes 57% higher than national average (US Census) Low LTV products. 62% avg. in residential products Deep customer knowledge, almost all of the borrowers maintain a deposit account Strong credit culture Nonperforming loans are 25bps of total loans Low transaction volumes

1Q19 Financial Summary Total portfolio loans of $2.9 billion, a 13% year-over-year increase Total deposits of $2.4 billion, a 6% year-over-year increase Net income of $15.7 million, or $0.30 diluted EPS 7 Continued Growth Financial Highlights Balance Sheet ($ Million) Total Assets $3,252 Cash and Securities $210 Net Loans $2,924 Total Deposits $2,437 Total Equity $339 1Q19 Performance Ratios and Profitability Return on Average Assets 1.94% Return on Average Equity 18.4% Return on Average Tangible Common Equity 18.5% Net Interest Margin 3.86% Efficiency Ratio 38.4% Net Income (Million) $15.7 Capital Ratios Tang. Common Equity / Tang. Assets 10.41% Leverage Ratio 10.49% Common Equity Tier 1 Risk-Based Capital Ratio 17.27% Tier 1 Risk-Based Capital Ratio 17.27% Total Risk-Based Capital Ratio 21.64% Asset Quality Nonperforming Loans $7.3 Nonperforming Loans / Total Loans 0.25% Nonperforming Assets $14.2 Nonperforming Assets / Total Assets 0.44% ALLL / Nonperforming Loans 282%

FY 2018 Financial Summary 8 Demonstrated Growth 1. TTM represents the twelve months ended 3/31/19. Total Net Loans ($ Million) Net Income ($ Million) 25% CAGR 32% CAGR 1 $14.5 $17.7 $22.5 $33.2 $38.0 $63.5 $63.4 2013 2014 2015 2016 2017 2018 TTM $888.4 $1,136.1 $1,575.8 $1,982.4 $2,594.4 $2,896.0 $2,923.6 2013 2014 2015 2016 2017 2018 1Q 2019

Strong Core Returns 9 Consistent Profitability and Growth Drive High Returns Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of March 31, 2019 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence ROAA ROATCE 1 1 0.91% 0.92% 0.90% 0.89% 0.84% 1.15% 1.08% 1.58% 1.60% 1.59% 1.73% 1.54% 2.04% 1.94% 2013 2014 2015 2016 2017 2018 1Q 2019 Peers Sterling 9.8% 10.1% 9.7% 9.7% 8.7% 11.7% 11.1% 15.0% 15.4% 17.4% 22.3% 20.4% 20.7% 18.5% 2013 2014 2015 2016 2017 2018 1Q 2019 Peers Sterling

Expense Management Focus 10 Noninterest Expense Performance Versus Peers Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of March 31, 2019 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence Efficiency Ratio Noninterest Expense / Average Assets 1 1 3.0% 2.9% 2.9% 2.8% 2.7% 2.7% 2.7% 2.0% 2.2% 2.0% 1.7% 1.7% 1.6% 1.6% 2013 2014 2015 2016 2017 2018 1Q 2019 Peers Sterling 67% 67% 65% 64% 62% 62% 63% 49% 47% 42% 36% 36% 35% 38% 2013 2014 2015 2016 2017 2018 1Q 2019 Peers Sterling

Strong Revenue Growth 11 Consistent Revenue Composition on a High Growth Balance Sheet Note: 2017 – 1Q 2019 revenue streams reflect the accounting change that took place in the second quarter of 2018 for certain commitment fees to be classified as interest and fees on loans. 1. TTM represents the twelve months ended 3/31/19. Revenue Stream Analysis ($ Million) 1Q19 Highlights $1.6 million, or a 5% increase in net interest income compared to the prior year Growth Opportunities Continued secondary market demand for loan sales Acquisition of Quantum Capital to establish platform for investment management and private banking Accelerated growth in Los Angeles and new markets including NY and Seattle Expansion of current residential and commercial teams in all operating markets Total 1 $46.1 $57.8 $75.0 $99.4 $120.1 $121.7 $0.6 $2.2 $9.6 $9.7 $16.7 $15.1 $5.9 $6.2 $5.8 $4.8 $5.4 $5.2 $52.6 $66.2 $90.4 $113.9 $142.2 $142.0 4.74% 4.66% 4.71% 4.63% 4.58% 4.48% 5.15% 5.03% 5.07% 5.00% 4.97% 4.88% 2014 2015 2016 2017 2018 TTM Net Interest Income Gain on Sale of Loans Other Noninterest Income Rev. / Average Assets Rev. / Average Loans

Loan Portfolio Composition 12 Sterling’s Portfolio is Comprised of Low LTV, Short Reset, Lower Balance Loans Note: Financial data as of March 31, 2019 unless noted *2018 and 1Q 2019 yield on loans reflects the accounting change that took place in the second quarter for certain commitment fees to be classified as interest and fees on loans. Loan Composition as of March 31, 2019 Loan Composition Over Time ($ Million) 62% Average LTV in residential products 38% of loan portfolio reprices in the next 12 months 90 Days+ delinquencies of 25bps Rated as a servicer by DBRS and Fitch Sterling loans also used as collateral in securitizations 25% CAGR Yield on Loans 5.19% 5.02% 4.95% 5.02% 5.11% 5.50%* 5.67%* $901 $1,149 $1,589 $2,002 $2,613 $2,918 $2,944 2013 2014 2015 2016 2017 2018 1Q 2019 85% 8% 6% 1% 1-4 Family Residential ($2.5Bn) Commercial Real Estate ($241mm) Construction ($172mm) Commercial ($37mm)

Stable Deposit Funding 13 Sterling Has a Sizable Core Deposit Base Deposit Composition as of March 31, 2019 Almost all of our borrowers maintain a deposit account Average residential lending customer maintains a $16k checking account Average deposits per branch of $81 million Note: Financial data as of March 31, 2019 unless noted Cost of Deposits Deposit Composition Over Time ($ Million) 23% CAGR Cost of Deposits 0.69% 0.56% 0.61% 0.80% 0.94% 1.36% 1.75% $827 $953 $1,230 $1,615 $2,245 $2,453 $2,437 2013 2014 2015 2016 2017 2018 1Q 2019 Non-Interest Bearing Deposits Interest-Bearing Deposits 92% 5% 3% Core Interest Bearing Deposits ($2.2Bn) Jumbo ($250k+) Deposits ($123mm) Non-Interest Bearing Deposits ($71mm)

Credit Performance 14 Sterling Maintains Strong Credit Quality Nonaccrual Loans / Total Loans Non-Performing Assets / Total Assets Allowance for Loan Losses / Total Loans Net Charge-Offs / Average Loans (0.12%) (0.03%) (0.14%) (0.04%) 0.00% 0.00% 2014 2015 2016 2017 2018 1Q 2019 0.87% 0.69% 0.74% 0.71% 0.75% 0.70% 2014 2015 2016 2017 2018 1Q 2019 0.51% 0.42% 0.17% 0.13% 0.32% 0.44% 2014 2015 2016 2017 2018 1Q 2019 0.12% 0.06% 0.02% 0.02% 0.15% 0.25% 2014 2015 2016 2017 2018 1Q 2019

Recent Trends in Net Interest Margin 15 Rising Loan Yields Partially Offsetting Higher Deposit Costs Factors Positively Impacting Loan Yields 84% of loans tied to one-year LIBOR or Prime $1.1 billion of LIBOR-based loans to reprice over the next two years Approximately $175 million of LIBOR-based loans scheduled to reprice in 2Q19 Average loan repricing of LIBOR-based loans expected to be at least 130 bps higher $237 million of Prime-based loans that will reprice with each increase in Prime Strategies to Manage Deposit Costs Significantly scaled back initiative to extend deposit maturities Recent branch openings in new markets expected to positively impact deposit gathering Loan Yield/NIM/Deposit Costs Note: Yield on loans and NIM reflect the accounting change that took place in the second quarter of 2018 for certain commitment fees to be classified as interest and fees on loans. 5.33% 5.45% 5.58% 5.65% 5.67% 3.96% 3.96% 3.95% 3.90% 3.86% 1.15% 1.25% 1.42% 1.58% 1.75% 0% 1% 2% 3% 4% 5% 6% 1Q18 2Q18 3Q18 4Q18 1Q19 Average Loan Yield Net interest Margin Cost of Deposits

16 *Prime-based loans will reprice with any changes to the Prime Rate Loan Repricing Schedule** ($ Million) Amount Wtd-Avg Margin (In millions) (In basis points) Other LIBOR $ 1.5 336 12-month LIBOR 2,247.2 405 1-year CMT 29.4 367 3-year CMT 9.3 331 5-year CMT 376.7 328 Prime Rate 237.0 160 Total adjustable loans $ 2,901.0 374 Variable-Rate Loans by Index Loan Portfolio by Repricing Index Loan Repricing Schedule Loan Repricings Expected to Positively Impact Average Loan Yield LIBOR 76% CMT 15% Fixed 1% Prime 8% $167.4 $221.7 $229.4 $216.5 $8.5 $6.8 $15.0 $10.8 $237.0 $237.0 $237.0 $237.0 $412.9 $465.4 $481.4 $464.3 Q2 2019 Q3 2019 Q4 2019 Q1 2020 LIBOR CMT Prime*

Interest Rate Risk Analysis 17 Interest Rate Risk Mitigated by ARM Loans and Repricing Structures Note: 1: Over 97% of loans repricing in the next 12 months will adjust annually thereafter Weighted-Average Reset (months) Repricing Matrix ¹ Strategically decreased WAReset of loans WAReset may be influenced through loan sales Investment portfolio average duration 0.66 years Increasing deposit price competition traditionally lags market rates, but will put downward pressure on NIM Weighted average margin of 12Mo LIBOR plus 4.05% on $2.2B of residential loans Held for Investment loans predominantly all ARM loans 34% 35% 38% 39% 40% 39% 39% 46% 48% 45% 43% 41% 38% 13% 13% 11% 11% 11% 15% 16% 13% 11% 10% 11% 11% 13% 53% 52% 51% 50% 49% 46% 45% 41% 41% 45% 46% 48% 49% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 12 Months 24 Months All Other 15 20 25 30

Solid Capital Ratios 18 As of and for the 3mo. Ended Well Capitalized Regulatory Guidelines 3/31/2018 12/31/2018 3/31/2019 Tier 1 (core) capital to risk-weighted assets 15.77% 17.45% 17.27% 8.00% Tier 1 (core) capital to adjusted tangible assets 9.73% 10.42% 10.49% 5.00% Common Tier 1 (CET 1) 15.77% 17.45% 17.27% 6.50% Total adjusted capital to risk-weighted assets 20.38% 21.98% 21.64% 10.00%

Experienced Leadership Team Executive management with an average tenure at Sterling of 18 years Desirable Branch Network in High-Growth Markets Branch network with a stronghold in the San Francisco Bay Area (Largest branch network of any community bank in the city of San Francisco) Focused growth in Los Angeles and Orange County New branching footholds in New York City and Seattle Pristine Credit Quality 5 years of net recoveries versus peer charge-offs Non-performing loans / total loans of 25bps Non-performing assets / total assets of 44bps Focused Suite of Residential & Commercial Products Average LTV of 62% in residential products 25% Net loan CAGR since 2013 with a net interest margin of 3.86% in 1Q19 Began bulk loan sales in 2015 to manage balance sheet, liquidity, and interest rate risk In-Branch Relationship Deposits and Loans Strong customer loyalty, almost all borrowers maintain a deposit account Average residential lending checking relationship maintains a $16k deposit balance Profitable & Efficient Business Model History of strong performance delivering 1.94% ROAA and 18.5% ROATCE in 1Q19 Ranked #1 overall in S&P Global’s “Top Performing Banks” of 2018 & 2017 19 Investment Highlights

Appendix

Experienced Leadership Team 21 Sterling Bancorp, Inc. Gary Judd Chairman of the Board Chief Executive Officer Mr. Judd has over 40 years of experience in the banking industry and has led Sterling since August 2008. His prior experience includes service as a director, president and chief executive officer for WestStar Bank and its parent company, Vail Banks, Inc. as well as Vectra Bank and its parent company Vectra Banking Corporation. Prior to those positions, he served in numerous positions with Citibank. Mr. Judd’s extensive expertise over many credit cycles has provided an experienced hand at the top throughout his tenure with the Company. Tom Lopp President Chief Operating Officer Chief Financial Officer Joined the Company as a Divisional Controller in 1997. Appointed President in December 2016, has served as Chief Operating Officer since September 2009, as Chief Financial Officer since 2002, and led the expansion into Southern California in 2015. Mr. Lopp’s deep understanding of the Company, his long experience with Sterling’s financial reporting responsibilities and the risks inherent in the banking business, has helped to effectively manage the risks attendant to growth. Michael Montemayor President of Retail & Commercial Banking Chief Lending Officer Joined as a Residential Lender in 1992. Mr. Montemayor worked his way through the Company as a Regional Branch Manager, Commercial Loan Officer, Construction Loan Officer, and then Managing Director of Commercial Lending followed by his appointment as Chief Lending Officer in 2006, and has led retail banking since 2013. His broad experience in all aspects of the lending business and his long-term service as Chief Lender has helped to provide continuity and consistency in to the business model and lending practices.

Non-GAAP Reconciliations 22 Return on Average Tangible Common Equity (ROATCE) (Dollars Million) Year Ended December 31, 3 mo. Ended 3/31/19 2014 2015 2016 2017 2018 (a) Net Income $17.7 $22.5 $33.2 $38.0 $63.5 $15.7 (b) Avg. Shareholders' Equity $117.9 $131.7 $150.7 $187.5 $307.2 340.2 (c) Intangibles ($2.5) ($2.0) ($1.6) ($1.5) ($0.7) ($0.4) (d) Avg. Tang. Common Equity $115.4 $129.7 $149.1 $186.0 $306.5 339.8 (a) / (d) ROATCE 15.4% 17.4% 22.3% 20.4% 20.7% 18.5%

# Earnings Release Detail

## Balance Sheet

### Sterling Bancorp, Inc. Consolidated Balance Sheets Unaudited

| *(dollars in thousands)* | 3/31/2019 | 12/31/2018 | % change | 3/31/2018 | % change |
|---|---|---|---|---|---|
| **Assets** | | | | | |
| Cash and due from banks | $ 58,030 | $ 52,526 | 10% | $ 37,541 | 55% |
| Interest-bearing deposits with other banks | 1,100 | 1,100 | 0% | - | N/M |
| Investment securities | 151,049 | 148,896 | 1% | 124,956 | 21% |
| Mortgage loans held for sale | 165 | 1,248 | (87)% | 200,467 | (100)% |
| Loans, net of allowance for loan losses of $20,698, $21,850, and $19,132 | 2,923,576 | 2,895,953 | 1% | 2,580,560 | 13% |
| Accrued interest receivable | 13,746 | 13,529 | 2% | 11,936 | 15% |
| Mortgage servicing rights, net | 10,755 | 10,633 | 1% | 7,780 | 38% |
| Leasehold improvements and equipment, net | 9,680 | 9,489 | 2% | 7,705 | 26% |
| Federal Home Loan Bank stock, at cost | 22,950 | 22,950 | 0% | 22,950 | 0% |
| Cash surrender value of bank-owned life insurance | 31,454 | 31,302 | 0% | 30,837 | 2% |
| Operating lease right-of-use assets | 21,398 | - | N/M | - | N/M |
| Deferred tax asset, net | 5,938 | 6,122 | (3)% | 7,234 | (18)% |
| Other assets | 2,351 | 3,026 | (22)% | 2,366 | (1)% |
| Total assets | $ 3,252,192 | $ 3,196,774 | 2% | $ 3,034,332 | 7% |
| **Liabilities** | | | | | |
| Noninterest-bearing deposits | $ 70,527 | $ 76,815 | (8)% | $ 75,062 | (6)% |
| Interest-bearing deposits | 2,366,040 | 2,375,870 | (0)% | 2,216,103 | 7% |
| Total deposits | 2,436,567 | 2,452,685 | (1)% | 2,291,165 | 6% |
| Federal Home Loan Bank borrowings | 333,051 | 293,000 | 14% | 342,937 | (3)% |
| Subordinated notes, net | 65,065 | 65,029 | 0% | 64,923 | 0% |
| Operating lease liabilities | 22,331 | - | N/M | - | N/M |
| Accrued expenses and other liabilities | 56,276 | 51,003 | 10% | 46,795 | 20% |
| Total liabilities | 2,913,290 | 2,861,717 | 2% | 2,745,820 | 6% |
| **Shareholders' Equity** | | | | | |
| Preferred stock, authorized 10,000,000 shares; no shares issued and outstanding | - | - | - | - | - |
| Common stock, voting, no par value, authorized 500,000,000 shares at March 31, 2019, December 31, 2018 and March 31, 2018; issued and outstanding 51,870,853 shares at March 31, 2019, 53,012,283 shares at December 31, 2018, and 53,002,963 shares at March 31, 2018 | 99,694 | 111,238 | (10)% | 111,238 | (10)% |
| Additional paid-in capital | 12,839 | 12,713 | 1% | 12,425 | 3% |
| Retained earnings | 226,272 | 211,115 | 7% | 164,984 | 37% |
| Accumulated other comprehensive income (loss) | 97 | (9) | N/M | (135) | N/M |
| Total shareholders' equity | 338,902 | 335,057 | 1% | 288,512 | 17% |
| Total liabilities and shareholders' equity | $ 3,252,192 | $ 3,196,774 | 2% | $ 3,034,332 | 7% |

N/M – Not Meaningful

23

# Earnings Release Detail

Sterling

## Income Statement

### Sterling Bancorp, Inc. Consolidated Statements of Income Unaudited

| *(dollars in thousands, except per share amounts)* | Three Months Ended 3/31/2019 | 12/31/2018 | % change | 3/31/2018 | % change |
|---|---|---|---|---|---|
| Interest income: | | | | | |
| Interest and fees on loans [1] | $ 41,722 | $ 41,747 | (0)% | $ 36,400 | 15% |
| Interest and dividends on investment securities and restricted stock | 1,227 | 1,060 | 16% | 819 | 50% |
| Other interest | 236 | 194 | 22% | 114 | 107% |
| Total interest income [1] | 43,185 | 43,001 | 0% | 37,333 | 16% |
| Interest expense: | | | | | |
| Interest on deposits | 10,656 | 9,635 | 11% | 6,589 | 62% |
| Interest on Federal Home Loan Bank borrowings | 1,055 | 1,487 | (29)% | 833 | 27% |
| Interest on subordinated notes | 1,174 | 1,173 | 0% | 1,172 | 0% |
| Total interest expense | 12,885 | 12,295 | 5% | 8,594 | 50% |
| Net interest income [1] | 30,300 | 30,706 | (1)% | 28,739 | 5% |
| Provision (recovery) for loan losses | (1,014) | 1,045 | (197)% | 641 | (258)% |
| Net interest income after provision for loan losses [1] | 31,314 | 29,661 | 6% | 28,098 | 11% |
| Non-interest income: | | | | | |
| Service charges and fees [1] | 104 | 113 | (8)% | 74 | 41% |
| Investment management and advisory fees | 340 | 467 | (27)% | 623 | (45)% |
| Gain on sale of loans | 2,480 | 4,566 | (46)% | 4,006 | (38)% |
| Other income | 904 | 868 | 4% | 790 | 14% |
| Total non-interest income [1] | 3,828 | 6,014 | (36)% | 5,493 | (30)% |
| Non-interest expense: | | | | | |
| Salaries and employee benefits | 7,267 | 7,587 | (4)% | 6,649 | 9% |
| Occupancy and equipment | 2,237 | 2,334 | (4)% | 1,546 | 45% |
| Professional fees | 962 | 774 | 24% | 622 | 55% |
| Advertising and marketing | 439 | 470 | (7)% | 349 | 26% |
| FDIC assessments | 255 | 244 | 5% | 543 | (53)% |
| Data processing | 308 | 329 | (6)% | 288 | 7% |
| Other | 1,654 | 1,943 | (15)% | 1,506 | 10% |
| Total non-interest expense | 13,122 | 13,681 | (4)% | 11,503 | 14% |
| Income before income taxes | 22,020 | 21,994 | 0% | 22,088 | (0)% |
| Income tax expense | 6,337 | 5,998 | 6% | 6,339 | (0)% |
| Net income | $ 15,683 | $ 15,996 | (2)% | $ 15,749 | (0)% |
| Income per share, basic and diluted | $ 0.30 | $ 0.30 | | $ 0.30 | |
| Weighted average common shares outstanding: | | | | | |
| Basic | 52,554,446 | 52,963,308 | | 52,963,308 | |
| Diluted | 52,562,820 | 52,967,004 | | 52,963,308 | |

N/M – Not Meaningful

(1) In the second quarter of 2018, the Company corrected the classification of commitment fees, net of direct loan origination costs, earned on construction loans and other lines of credit to commercial customers in its condensed consolidated statements of income to the financial statement caption, interest and fees on loans, which were previously reported in service charges and fees. As a result, the three months ended March 31, 2018 has been adjusted from the amounts previously reported to correct the classification error. The amount of the adjustment was a decrease to service charges and fees, and increase to interest and fees on loans of $544 for the three months ended March 31, 2018. There was no change to the reported net income or income per share, basic and diluted, as previously reported as a result of this immaterial correction.

24

Earnings Release Detail 25 Performance Ratios (1) Refer to footnote to Condensed Consolidated Statements of Income table on slide 24. (2) Efficiency Ratio is computed as the ratio of non-interest expense divided by the sum of net interest income and non-interest income. . Sterling Bancorp, Inc. Performance Ratios As of and for the Three Months Ended Performance Ratios: 3/31/2019 12/31/2018 3/31/2018 Return on average assets 1.94% 1.99% 2.13% Return on average shareholders' equity 18.44% 19.36% 22.17% Return on average tangible common equity 18.46% 19.39% 22.24% Yield on earning assets (1) 5.49% 5.46% 5.15% Cost of average interest-bearing liabilities 1.91% 1.78% 1.36% Net interest spread (1) 3.58% 3.68% 3.79% Net interest margin (1) 3.86% 3.90% 3.96% Efficiency ratio (2) 38.45% 37.26% 33.60%

Earnings Release Detail 26 Capital and Credit Quality 1: Nonperforming loans include nonaccrual loans and loans past due 90 days or more and still accruing interest. 2: Nonperforming assets include nonperforming loans and loans modified under troubled debt restructurings and other repossessed assets. Sterling Bancorp, Inc. Capital and Credit Quality Ratios As of and for the Three Months Ended (dollars in thousands) 3/31/2019 12/31/2018 3/31/2018 Capital Ratios Regulatory and Other Capital Ratios— Consolidated: Total adjusted capital to risk-weighted assets 21.64% 21.98% 20.38% Tier 1 (core) capital to risk-weighted assets 17.27% 17.45% 15.77% Common Tier 1 (CET 1) 17.27% 17.45% 15.77% Tier 1 (core) capital to adjusted tangible assets 10.49% 10.42% 9.73% Regulatory and Other Capital Ratios—Bank: Total adjusted capital to risk-weighted assets 17.12% 16.94% 15.07% Tier 1 (core) capital to risk-weighted assets 16.07% 15.80% 14.02% Common Tier 1 (CET 1) 16.07% 15.80% 14.02% Tier 1 (core) capital to adjusted tangible assets 9.76% 9.44% 8.65% Credit Quality Data Nonperforming loans (1) $ 7,337 $ 4,500 $ 5,115 Nonperforming loans to total loans 0.25% 0.15% 0.20% Nonperforming assets (2) $ 14,155 $ 10,157 $ 8,082 Nonperforming assets to total assets 0.44% 0.32% 0.27% Allowance for loan losses to total loans 0.70% 0.75% 0.74% Allowance for loan losses to nonperforming loans 282% 486% 374% Net charge offs (recoveries) to average loans 0.00% (0.00)% (0.00)%

# Earnings Release Detail

## Allowance for Loan Losses, Loan Composition, and Deposit Composition

### Sterling Bancorp, Inc. Allowance for Loan Losses

| *(dollars in thousands)* | Three Months Ended | | |
|---|---|---|---|
| | 3/31/2019 | 12/31/2018 | 3/31/2018 |
| Balance at beginning of period | $ 21,850 | $ 20,765 | $ 18,457 |
| Provision (recovery) for loan losses | (1,014) | 1,045 | 641 |
| Charge offs | (176) | - | - |
| Recoveries | 38 | 40 | 34 |
| Balance at end of period | $ 20,698 | $ 21,850 | $ 19,132 |

### Sterling Bancorp, Inc. Loan Composition

| *(dollars in thousands)* | 3/31/2019 | 12/31/2018 | % change | 3/31/2018 | % change |
|---|---|---|---|---|---|
| **Loan Composition** | | | | | |
| Construction | $ 172,398 | $ 176,605 | (2)% | $ 179,846 | (4)% |
| Residential real estate, mortgage | 2,494,030 | 2,452,441 | 2% | 2,134,447 | 17% |
| Commercial real estate, mortgage | 240,896 | 250,955 | (4)% | 239,204 | 1% |
| Commercial and industrial loans, lines of credit | 36,916 | 37,776 | (2)% | 46,166 | (20)% |
| Other consumer loans | 34 | 26 | 31% | 29 | 17% |
| Total loans held for investment | 2,944,274 | 2,917,803 | 1% | 2,599,692 | 13% |
| Less: allowance for loan losses | (20,698) | (21,850) | (5)% | (19,132) | 8% |
| Loans, net | $ 2,923,576 | $ 2,895,953 | 1% | $ 2,580,560 | 13% |
| | | | | | |
| Mortgage loans held for sale | $ 165 | $ 1,248 | (87)% | $ 200,467 | (100)% |
| Total gross loans | $ 2,944,439 | $ 2,919,051 | 1% | $ 2,800,159 | 5% |

### Sterling Bancorp, Inc. Deposit Composition

| *(dollars in thousands)* | 3/31/2019 | 12/31/2018 | % change | 3/31/2018 | % change |
|---|---|---|---|---|---|
| **Deposit Composition** | | | | | |
| Noninterest bearing demand deposits | $ 70,527 | $ 76,815 | (8)% | $ 75,062 | (6)% |
| Money Market, Savings and NOW | 1,431,715 | 1,481,591 | (3)% | 1,615,990 | (11)% |
| Time deposits | 934,325 | 894,279 | 4% | 600,113 | 56% |
| Total deposits | $ 2,436,567 | $ 2,452,685 | (1)% | $ 2,291,165 | 6% |

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# Earnings Release Detail

## Quarterly Yield Analysis

**Sterling Bancorp, Inc. Yield Analysis**

| | Three Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | March 31, 2019 | | | December 31, 2018 | | | March 31, 2018 | | |
| *(dollars in thousands)* | Average Balance | Interest | Average Yield/ Rate | Average Balance | Interest | Average Yield/ Rate | Average Balance | Interest | Average Yield/ Rate |
| Interest earning assets | | | | | | | | | |
| Loans [1],[3] | $ 2,942,261 | $ 41,722 | 5.67% | $ 2,957,092 | $ 41,747 | 5.65% | $ 2,733,759 | $ 36,400 | 5.33% |
| Securities, includes restricted stock | 170,117 | 1,227 | 2.89% | 161,362 | 1,060 | 2.63% | 141,616 | 819 | 2.31% |
| Other interest earning assets | 31,293 | 236 | 3.02% | 31,207 | 194 | 2.49% | 24,663 | 114 | 1.85% |
| Total interest earning assets [3] | $ 3,143,671 | $ 43,185 | 5.49% | $ 3,149,661 | $ 43,001 | 5.46% | $ 2,900,038 | $ 37,333 | 5.15% |
| Interest-bearing liabilities | | | | | | | | | |
| Money Market, Savings, NOW | $ 1,474,129 | $ 5,378 | 1.48% | $ 1,507,209 | $ 5,495 | 1.45% | $ 1,525,436 | $ 4,135 | 1.10% |
| Time deposits | 922,996 | 5,278 | 2.32% | 833,202 | 4,140 | 1.97% | 705,824 | 2,454 | 1.41% |
| Total interest-bearing deposits | 2,397,125 | 10,656 | 1.80% | 2,340,411 | 9,635 | 1.63% | 2,231,260 | 6,589 | 1.20% |
| FHLB borrowings | 268,566 | 1,055 | 1.57% | 338,462 | 1,487 | 1.72% | 259,056 | 833 | 1.29% |
| Subordinated debt | 65,043 | 1,174 | 7.22% | 65,006 | 1,173 | 7.22% | 64,901 | 1,172 | 7.22% |
| Total borrowings | 333,609 | 2,229 | 2.67% | 403,468 | 2,660 | 2.58% | 323,957 | 2,005 | 2.48% |
| Total interest-bearing liabilities | 2,730,734 | 12,885 | 1.91% | 2,743,879 | 12,295 | 1.78% | 2,555,217 | 8,594 | 1.36% |
| Net interest income and spread [2],[3] | | $ 30,300 | 3.58% | | $ 30,706 | 3.68% | | $ 28,739 | 3.79% |
| Net interest margin [2],[3] | | | 3.86% | | | 3.90% | | | 3.96% |

1. Nonaccrual loans are included in the respective average loan balances. Income, if any, on such loans is recognized on a cash basis.
2. Interest income does not include taxable equivalent adjustments. Prior periods have been reclassified to current period presentation.
3. Refer to footnote to Condensed Consolidated Statements of Income table on slide 24.

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